Exhibit 99.1

TEPPCO Partners, L.P. MLP Investor Conference New York, NY March 2, 2004

Forward-looking Statements The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws. Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis. No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.'s securities will not differ materially from those contained in the forward- looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission. Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO's control that will impact and drive TEPPCO's future results and the value of its units. The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation. See TEPPCO Partners, L.P.'s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO Partners, L.P. One of the largest energy Master Limited Partnerships Formed in 1990 with headquarters in Houston, Texas Provides transportation and storage services to petroleum and natural gas industry, with >90% fee-based revenues Strong focus on corporate governance and serving interests of limited partners Duke Energy Field Services (Sponsor) Texas Eastern Products Pipeline Company, LLC (G.P.) TEPPCO Partners, L.P. (Partnership) Public Unitholders 100% 2% 3.9% 94.1%

The Sponsor: Duke Energy Field Services DEFS is owned by two substantial and well- respected energy companies Largest midstream company in the U.S. Proven, reliable, low-cost gas gatherer and processor Known for operational excellence and customer service orientation DEFS 69.7% 30.3% Equity: $34 billion Debt: $18 billion Firm Value: $52 billion Equity: $14 billion Debt: $22 billion Firm Value: $36 billion Texas Eastern Products Pipeline Company, LLC 12/31/03 12/31/03 12/31/03

Record Income, EBITDA and Distributions 1998 1999 2000 2001 2002 2003 2004E Net Income 53.341 72.12 77.376 109.131 117.9 125.8 150 Distributions 56.774 69.259 82.231 104.412 151.9 202 228 EBITDA 116.3 134.9 161.2 226.2 281.9 331 355 Note: EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net * Midpoint of expected ranges

Substantial Asset Growth Assets 1990 549.9 1991 550.9 1992 552.2 1993 543.6 1994 557.5 1995 550.2 1996 561 1997 589 1998 731 1999 778 2000 1260 2001 1781 2002 2410 2003 2488 Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E Refined Product 89.203 87.616 90.712 107.271 110.234 115.262 119.971 130.467 132.642 128.151 122.9 138.2 154.06 169.01 LPG 34.652 34.821 38.813 36.636 38.237 41.64 41.991 32.048 37.575 39.633 40 40.49 42.54 43.2 Crude Oil 5.549 33.297 46.255 77.917 82.8 94.16 95.08 NGL 5.2 21.634 54 58.58 58.7 Gas - BOE 7.6 56.78 76.94 87.03 Revenue 163.303 166.222 183.634 197.304 203.716 216.025 222.093 217.267 268.841 293.337 Volume Diversification and Growth 168 453 CAGR: 18% (since 1998)

The TEPPCO Systems 11,600 Miles of Pipelines in 16 States ... .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities

TEPPCO's Three Business Segments Midstream Natural gas gathering and NGL transportation and fractionation Upstream Crude oil gathering, transportation, storage and marketing Downstream Refined products, LPG, and petrochemical transportation, storage and terminaling

TEPPCO Corporate Strategy Focus on internal growth prospects Increase throughput on our pipeline systems Expand / upgrade existing assets and construct new pipeline and gathering systems Target accretive acquisitions in our core businesses that provide growth potential Utilize competitive strength from alignment with DEFS Operate in a safe, efficient and environmentally responsible manner Continue track record of steady, annual distribution growth Our Goal: To grow cash flow and returns to our unitholders

TEPPCO's Upstream Business TEPPCO's Upstream Business

Upstream EBITDA Contribution Consistent gathering, marketing and transportation results from strong asset position, customer service, financial strength Seaway volumes and revenues increased with incentive tariff structure South Texas market position improved with assets acquired in 2003 from Rancho Pipeline and Genesis Crude, LP 1999 2000 2001 2002 2003 2004E Upstream 11.7 35.9 55.4 63.6 67.5 69.5 11.7 35.9 55.4 63.6 67.5 69.5 * Midpoint of expected EBITDA range

Upstream Strategy Strengthen market position around existing asset base Focus activity in West Texas, South Texas and Red River areas Increase margins by improving/expanding services and reducing costs through asset optimization Pursue strategic acquisitions to complement existing assets Realize full potential of Seaway assets Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers Maximize value of strong Texas City marine terminal position

TEPPCO's Midstream Business TEPPCO's Midstream Business

Midstream EBITDA Contribution 1999 2000 2001 2002 2003 2004E Midstream 11.6 12.3 25.8 105.8 138.4 149.9 11.6 12.3 25.8 105.8 138.4 149.9 Jonah growth continued in 2003 with increased volumes from Phase II and Phase III expansions Approval of infill drilling order paves way for Val Verde growth * Midpoint of expected EBITDA range

Midstream Strategy Strong portfolio of high quality assets in prolific gas producing basins Assets positioned in basins playing an increasingly vital role in the United States' domestic gas supply Realize full potential of existing assets Increase throughput on Val Verde, Jonah and Chaparral systems Prudently expand capacity to meet customers' needs Pursue acquisition opportunities arising from natural gas industry restructuring

Val Verde Gas Gathering System One of the largest Coal Bed Methane gas gathering and treating facilities Services San Juan Basin's Fruitland Coal Formation 1 BCF/d pipeline capacity Provides fee-based services with long-term reserves dedication from major producers Attractive growth potential from infill CBM drilling and conventional gas production

Val Verde Growth Potential Near-term volume growth from Coal Bed Methane infill drilling New Mexico Oil Conservation Division issued order in July 2003 approving 160-acre spacing in all areas of the Fruitland Coal Formation Volumes from infill wells dedicated to Val Verde and within footprint of existing gathering system Volume decline in 2004 expected to be offset by strong infill drilling and new connections to adjacent gas sources Longer-term growth and increased throughput from conventional gas gathering and enhanced services Leverage high quality assets, existing system capacity and DEFS commercial presence and operating capability

Jonah Gas Gathering System One of most active onshore gas plays in North America Significant growth prospects in both Jonah and Pinedale fields Provides fee-based services with long term reserves dedications Major producers, EnCana, Shell, BP, Ultra, committed to development Throughput doubled since TEPPCO purchase in Oct 2001 Expect mid-900's MMcfd average throughput in 2004 Pinedale Field Jonah Field Jonah Field Opal/Pioneer

Phase III Expansion and Pioneer Plant Phase III Expansion has increased system capacity to 1.2 Bcfd >90% of gas dedicated life of lease from wellhead to Bird Canyon Obtained increased long haul dedications from major producers Improved system reliability with Pioneer Processing Plant and Opal Plant expansion Likelihood of further infill drilling within Jonah and Pinedale fields Kern River expansion provides sufficient downstream capacity to transport increased Jonah and Pinedale volumes

TEPPCO's Downstream Business TEPPCO's Downstream Business

Downstream EBITDA Contribution 1999 2000 2001 2002 2003 2004E Downstream 110.9 112.2 125.3 112.5 124.7 135 Pennzoil 18.9 Record refined products and propane volumes in 2003 Volume growth confirms growing need for Gulf Coast supply to Midwest and Northeast markets Centennial Pipeline provides long-term growth platform * Midpoint of expected EBITDA range

Midwest Refined Products Supply PADD III Production Will Continue To Support PADD II Demand Shortfall NORTH DAKOTA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA TEXAS MINNESOTA IOWA MISSOURI ALABAMA FLORIDA GEORGIA SOUTH CAROLINA NORTH CAROLINA KENTUCKY WISCONSIN OHIO MICHIGAN VIRGINIA WEST VIRGINIA PENNSYLVANIA NEW YORK MAINE VERMONT MARYLAND PADD II PADD I PADD III TENNESSEE INDIANA ILLINOIS ARKANSAS LOUISIANA MISSISSIPPI Growing Midwest Shortfall

Downstream Strategy Utilize TEPPCO and Centennial Pipeline systems to serve growing Midwest supply shortfall Acquisition of capacity lease and increased ownership position improves ability to optimize operations and customer service Centennial is a key investment for TEPPCO, providing substantial growth capacity to satisfy growing demand in core market areas Centennial provided capacity to enable record refined products and propane movements in 2003 Refined products volume growth expected to continue due to growing Midwest supply imbalance Potential to displace river movements with more efficient pipeline transportation Capacity expansions will improve propane service levels to Midwest and Northeast markets and provide capacity for market share growth

Integrity Management Program IMP regulation enacted December 2000 Requires assessment of pipelines traversing High Consequence Areas (HCA) Inspection priorities based on risk ranking established by the company Risk matrix includes age of pipe, product, population density, other factors Key milestones September 30, 2004 - complete 50% of the HCA pipeline segment assessments (DOT regulated) Completed September 30, 2004 - complete 50% of all Texas Intrastate assessments (state regulated) On schedule March 31, 2008 - complete the remaining 50% of the pipeline assessments On schedule

Integrity Management Program 2003 pipeline integrity costs exceeded expectations $23 MM expense vs. $13 MM budget; $6 MM capital A-1 pipeline project required extraordinary effort Required pipe replacement to correct anomalies Other factors driving increased costs in 2003 Repair costs higher due to repair methodology (pipe replacement versus lower-cost sleeves and clocksprings) More overtime due to required immediate response Inspected more miles than original budget 2004 pipeline integrity budget: $16 MM expense, $5 MM capital Improved cost management and broader array of repair alternatives on lower risk, less critical pipeline systems

Balance Sheet and Distribution Coverage Strengthened balance sheet in 2003 3.9 million units sold April 2003 with proceeds used to retire all Class B units 5.2 million units sold August 2003 with proceeds used primarily to fund internal growth projects Improved year-end financial position Debt/capitalization = 54% Debt/EBITDA = 3.9 Increased annual distribution by $.20/unit to $2.60/unit 8.5% annual distribution growth rate since 1993 Expected 2004 distribution coverage of 1.08 at $2.60/unit

Consistent distribution growth since 1993 Note: 1990 indicative of full year distribution. 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 1.1 1.1 1.1 1.11 1.19 1.33 1.45 1.55 1.75 1.85 2 2.15 2.35 2.5 CAGR: 8.5% (since 1993)

TEPPCO unitholders have realized a 20% average annual return since 1990 IPO Cumulative Return on Initial $1,000 Investment TPP S&P 500 DJIA 1990 1000 1000 1000 1991 1182 1227 1171 1992 1454 1282 1219 1993 1986 1372 1387 1994 1983 1351 1416 1995 3081 1811 1890 1996 3815 2179 2382 1997 5150 2855 2921 1998 5104 3615 3391 1999 4321 4321 4246 2000 5997 3883 3985 2001 7873 3377 3702 2002 7858 2588 3081 2003 12119 3271 3861

Summary Strong asset positions in diversified businesses Visible internal growth prospects Disciplined approach to acquisitions Financial strength to fund growth initiatives Experienced personnel with customer service orientation Track record of consistent distribution growth Strict governance to ensure continued stakeholder trust and confidence TEPPCO is well positioned for continued growth

Reconciliation of Non-GAAP Measures Note: 1 2/11/04 earnings release indicated a 2004E EBITDA range of $340 - $370 million

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures Note: 1 2/11/04 earnings release indicated a 2004E EBITDA range of $340 - $370 million

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